ARCTURUS THERAPEUTICS

Building the Next Generation of RNA Medicines

January 2020

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. These statements relate to future events and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future performances or achievements expressed or implied by the forward-looking statements. Each of these statements is based only on current information, assumptions and expectations that are inherently subject to change and involve a number of risks and uncertainties. Forward-looking statements include, but are not limited to, statements about: expectations regarding our capitalization and resources; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; our strategy and focus; the development and commercial potential of any of our product candidates; the timing and success of our development efforts; the success of any of our trials and our ability to achieve regulatory approval for any product candidate; the entry into or modification or termination of collaborative agreements; the date that an IND may be filed with the FDA; the potential market or clinical or commercial success of the clinical development programs of Arcturus; and any statements other than statements of historical fact, including those related to Arcturus' future cash, market or financial position.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions (including the negative thereof) intended to identify forward looking statements. Arcturus may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing, and you should not place undue reliance on such forward-looking statements. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in Arcturus' Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 18, 2019, and amended on November 7, 2019. Except as otherwise required by law, we disclaim any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events or circumstances or otherwise.

Investment Highlights

BUILDING INNOVATIVE RNA MEDICINES

Arcturus is an mRNA Medicines Drug Development Company Focused on Rare Diseases

LUNAR® Delivery Platform Validated by Multiple Strategic Partners

- More than $1 Billion in potential milestones and royalties

Broad and Strong Intellectual Property Portfolio

- 182 Patents & Patent Applications
- LUNAR® Delivery Technology
- RNA Drug Substance & Drug Product Process Manufacturing



HQ: **San Diego**; Founded: **2013**; Nasdaq: **ARCT**
Outstanding Shares: **15.1M;** Employees: **85;**
Insider Ownership: **33%**

Promising Preclinical Safety Data for LUNAR® Delivery and mRNA Drug Products

2019 Summary

Ultragenyx Collaboration Expanded, $30M

Cystic Fibrosis Foundation Increased Commitment to $15M

Fundraising Completed, $23M from Institutional Investors

Advanced Pipeline

- **LUNAR-OTC:** ARCT-810 Nominated, Received Orphan Drug Designation from FDA, GMP Manufacturing of Drug Product Completed and Released, On-track for Q1-2020 IND
- **LUNAR-CF:** Preclinical Lung Data Collected, CF Foundation Financial Support Received

Expanded Platform to include STARR Technology™

Key Value Drivers → Platform & Pipeline

BUILDING INNOVATIVE RNA MEDICINES

Platform: LUNAR® Delivery, mRNA Drug Substance, and STARR (Self-Transcribing And Replicating RNA) Technology™

Johnson & Johnson · Takeda · ultragenyx pharmaceutical · SYNTHETIC GENOMICS · CUREVAC the RNA people®

Strategic Partners: More than $1 Billion in Potential Milestones & Royalties

Pipeline: Arcturus mRNA Medicines

LUNAR-OTC (ARCT-810) to treat Ornithine Transcarbamylase (OTC) Deficiency

OTC Deficiency Market Potential $500M Annual Sales

Orphan Drug Designation is received from U.S. FDA

LUNAR-CF to treat Cystic Fibrosis (CF)

CYSTIC FIBROSIS FOUNDATION

Class I CF Market Potential $900M Annual Sales

LUNAR® Delivery Technology

BUILDING INNOVATIVE RNA MEDICINES



LUNAR Associates with Cell Membrane



Enters Cell
Via Endocytosis

Lipid Particle in Endosome



Increased Acidity as
Endosome Ages

pH-Mediated Disruption



Rapid Biodegradation
of Vehicle

RNA in Cytosol



RNA Processing
and Translation

Arcturus Platform: Enabling Genetic Medicines

Program	Partner	Indication	Arcturus Chemistry	Arcturus Delivery	Program Status
LUNAR-GSD3	ultragenyx pharmaceutical	Glycogen Storage Disease Type III	mRNA	LUNAR® Hepatocytes	Target IND 2020+
LUNAR-RARE	ultragenyx pharmaceutical	Undisclosed Rare Disease	mRNA	LUNAR® Hepatocytes	Preclinical
LUNAR-HBV	Johnson & Johnson	Hepatitis B	RNA	LUNAR® Hepatocytes	Preclinical
LUNAR-NASH	Takeda	NASH	RNA	LUNAR® Stellate Cells	Preclinical
LUNAR-RPL	Large Pharma	Infectious Disease Prophylactic Vaccines	SGI's Replicon RNA	LUNAR®	Preclinical
LUNAR-AH	Large Animal Health Pharma	Infectious Disease Prophylactic Vaccines	SGI's Replicon RNA	LUNAR®	Preclinical

- Greater than $1 Billion in Potential Milestones & Royalties
- Enabling Different Types of RNA – Messenger RNA, Gene Editing RNA, Replicon RNA
- Multiple Cell Types Targeted
- LUNAR-GSD3 (UX053) partnered with Ultragenyx – IND Target 2020+

Arcturus Pipeline of mRNA Medicines

BUILDING INNOVATIVE RNA MEDICINES

Name	Indication	Expected IND Date	Route of Administration	Target Organ	Target Cells	Prevalence Worldwide
LUNAR-OTC (ARCT-810)	Ornithine Transcarbamylase (OTC) Deficiency	Q1 2020	Intravenous (i.v.)	Liver	Hepatocytes	> 10,000
LUNAR-CF	Cystic Fibrosis	2021	Nebulized Aerosol	Lung	Bronchial Epithelial Cells	> 70,000
LUNAR-CV	Rare Cardiovascular Disease	Preclinical	Intravenous (i.v.)	Liver	Hepatocytes	Undisclosed
LUNAR-MD	Rare Metabolic Disease	Preclinical	Intravenous (i.v.)	Liver	Hepatocytes	Undisclosed

- **Pipeline programs focus on messenger RNA (mRNA) drug products for rare diseases**
- **LUNAR-OTC (ARCT-810, intravenous mRNA medicine): IND Filing Target Q1 2020**
- **LUNAR-CF is funded by the Cystic Fibrosis (CF) Foundation: IND Filing Target 2021**
- **LUNAR-CV and LUNAR-MD are preclinical programs**

BUILDING INNOVATIVE RNA MEDICINES

LUNAR® Platform Preclinical Proof-of-Concept Demonstrated


Respiratory
LUNAR-CF mRNA Intratracheal Inhalation
CYSTIC FIBROSIS FOUNDATION
Ophthalmology
mRNA Intravitreal Sub-retinal
Infectious Disease
Gene Editing RNA
Janssen siRNA triplicate
Johnson & Johnson
Vaccines
Cancer
mRNA *Shared Antigens*
mRNA *Neoantigens*
PROVIDENCE therapeutics
Inf. Disease
mRNA Animal Health
SYNTHETIC GENOMICS
Liver
Hepatocytes
LUNAR-OTC (ARCT-810) mRNA
Ultragenyx LUNAR-GSD3 mRNA
ultragenyx pharmaceutical
Stellate Cells
Takeda LUNAR-NASH
Takeda

LUNAR® Platform Preclinical Proof-of-Concept Demonstrated in Hepatocytes, Liver Stellate Cells, Bronchial Epithelial Cells (Lung), Photoreceptors (Eye), Infectious Diseases, Cancer Vaccines

OTC Deficiency Market Opportunity

Ornithine Transcarbamylase (OTC) Deficiency: The most common urea cycle disorder

- The urea cycle converts neurotoxic ammonia to water-soluble urea that can be excreted in urine
- Deficiency in OTC causes elevated blood ammonia, which can lead to neurological damage, coma, and death
- 10,000 worldwide prevalence

Unmet Medical Need

- Present standard of care involves a strict diet (low protein, high fluid intake) plus ammonia scavengers (sodium phenylbutyrate)
- Present standard of care does not effectively prevent life-threatening spikes of ammonia
- Severe OTC Deficiency patients are typically referred for liver transplant, currently the only cure

LUNAR-OTC Aims to Restore Enzyme Function

- Expression of OTC enzyme in liver has potential to restore normal urea cycle activity to detoxify ammonia, preventing neurological damage and removing need for liver transplantation

LUNAR®-OTC

Disease Normalization Following Single and Repeat Dosing in OTC Mouse Model

BUILDING INNOVATIVE RNA MEDICINES

Survival of OTC-deficient Mice on High Protein Diet - Weekly LUNAR-OTC Treatment


100
90
80
70
60
50
40
30
20
10
0
Surviving Animals (%)
1 mg/kg
0.3 mg/kg
Control
0
7
14
21
28
35
42
49
56
Time (Days)
LUNAR-OTC 1 mg/kg, n=10
LUNAR-OTC 0.3 mg/kg, n=10
High Protein Diet (Control), n=10
LUNAR-OTC I.V. Dosing Schedule

LUNAR-OTC

Exceeds Therapeutic Target of 10% Enzyme Replacement at all Doses in OTC-Deficient Mouse Model

- OTCD impacts ureagenesis (ammonia detoxification)
- The main site of ureagenesis is the periportal region of the liver*
- Establishing 10% of natural enzyme levels is expected to be therapeutically significant


Periportal Expression in the Liver of OTC Protein
% Natural Levels
110
100
90
80
70
60
50
40
30
20
10
0
Low
Mid
High
Dose Level
Therapeutic Target = 10%

*Li, L. et al. PGC-1α Promotes Ureagenesis in Mouse Periportal Hepatocytes through SIRT3 and SIRT5 in Response to Glucagon. Scientific Reports. 6:24156 | DOI: 10.1038/srep24156, April 2016
*Lamers, W.H., Hakvoort, T.B.M., and Köhler, E.S. 'Molecular Pathology of Liver Diseases' in Monga S.P.S. (ed.), *MOLECULAR PATHOLOGY LIBRARY SERIES*, Springer Publishing, New York, pp. 125-132 | DOI: 10.1007/978-1-4419-7107-4

LUNAR-OTC treatment increases OTC expression in mouse periportal hepatocytes (main site of ureagenesis)

ATX Lipids are Effective and Degrade Rapidly

BUILDING INNOVATIVE RNA MEDICINES

Protein Expression (*in vivo*)


Protein Expression (ng/mL)
300
200
100
0
PBS
ATX 1.0
ATX 2.0
PBS
ATX 1.0
ATX 2.0

Esterase Catalyzed Degradation (*in vitro*)


% Remaining
120%
100%
80%
60%
40%
20%
0%
0
5
10
15
20
25
30
Time (hr)
% ATX 1.0
% ATX 2.0
% MC3

Next Generation ATX Lipids Retain Degradability & Improve Delivery Efficiency

ATX 2.0 Lipid Rapidly Clears *in vivo*

BUILDING INNOVATIVE RNA MEDICINES

Plasma



0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/ml)
40000
30000
20000
10000
0
0
1
2
3
4
Time (hours)

Liver



0.5 mg/kg
1 mg/kg
ATX 2.0 (ng/g)
250000
200000
150000
100000
50000
0
0
24
48
72
96
120
144
168
Time (hours)

- ATX Lipid (the major component in LUNAR® technology) is rapidly degraded *in vivo*
- ATX Lipid Half-Life in the Liver is Approximately 20 hours

Arcturus Safety Profile

BUILDING INNOVATIVE RNA MEDICINES

External Validation

- Multiple strategic partnerships over many years confirms the positive safety profile of Arcturus LUNAR® and mRNA

Arcturus is committed to developing safe mRNA products

- 15 studies over several years with strategic partners

Top Safety Concern for RNA Medicines is Delivery

Arcturus LUNAR® Delivery Technology is well tolerated in non-human primates (NHPs)

- ✓ **@ 15 mg/kg single dose of non-coding siRNA**
- ✓ **@ 3 mg/kg x eight (8) weekly doses of non-coding siRNA (total of 24 mg/kg over 2 months)**

Arcturus mRNA chemistry shows promising efficacy and tolerability data

- Efficacy of OTC mRNA in mouse model @ 0.1 – 1 mg/kg

Cystic Fibrosis Market Opportunity

BUILDING INNOVATIVE RNA MEDICINES

Cystic Fibrosis: The most common rare disease in the United States

- Caused by genetic mutations in the CFTR gene, resulting in aberrant flux of ions in and out of cells, causing thick mucus buildup in lung airways
- Chronic airway obstruction leads to infection and inflammation, which causes permanent tissue scarring and respiratory failure
- 70,000 worldwide prevalence

Unmet Medical Need

- No CFTR functional corrector is approved for treatment of all patients
- Present standard of care does not effectively prevent long-term effects of mucus accumulation. CF patients with late-stage loss of respiratory function require lung transplant

LUNAR-CF Aims to Restore CFTR Function

- An mRNA replacement therapy has the potential to deliver a new copy of CFTR into the lungs of CF patients, independent of any genotype
- A functional CFTR protein can restore chloride channel efflux in the airways, reducing mucus accumulation, tissue scarring and minimizing the progressive respiratory dysfunction observed in CF patients

LUNAR® Delivery of mRNA to Lung (Mouse)

Nebulization



LUNAR® + Luciferase mRNA

LUNAR® Delivery of mRNA into Bronchial Epithelial Cells (BECs)


TdTomato / FoxJ1 / Dapi

Functional Nebulized Delivery of LUNAR®+ mRNA into Lung Epithelial Cells

Aerosolized LUNAR®

Aerosolized LUNAR® Particles are Breathable



Formulation Lots
1
2
3
4
5
Breathable Range (microns)

Aerosolized LUNAR® -mRNA (GFP) maintains activity

Pre-Nebulization



Post-Nebulization

Aerosolized LUNAR®-CF is functional *in vivo* (mouse)



NPD (mV)
-5
0
5
PBS
LUNAR+ Control mRNA
LUNAR+ hCFTR mRNA

Aerosolized LUNAR® Droplets are in the Optimal Breathable Range (2-3 microns)
Aerosolized LUNAR® Maintains Function as Measured by GFP Protein Expression & Nasal Potential Difference (NPD)

Drug Substance: mRNA Design

Arcturus' proprietary mRNA optimization platform

Optimize
- mRNA sequence
- Chemistry
- Process

→

Improve
- Protein Expression
- Duration
- Functional Activity


5' cap
5' UTR
Coding Region
3' UTR
Poly(A) tail

Sustained hEPO activity in NHPs upon repeat dosing

Weekly Dosing in Non-Human Primates (NHPs)


Monkey EPO (ng/ml) 6hrs post dose
150
100
50
0
1st
2nd
3rd
4th
Dose
PBS control
LUNAR-EPO mRNA 0.1 mg/kg

Proprietary mRNA Optimization Platform Demonstrates Sustained Activity Upon Repeat Dosing in NHPs

Drug Substance (mRNA) Manufacturing

BUILDING INNOVATIVE RNA MEDICINES

DNA Template Production → IVT and Capping Reaction → Purification Process → Buffer Exchange & Concentration

Features	Benefits
Optimized IVT Method	Reduced Cost; Higher Purity
Improved Capping Reaction	Reduced Cost of Goods
Proprietary Purification Process	Higher Purity in a Shorter Time
Efficient	Entire Process Less Than One Week
Scalable to > 1Kg	Access Large Patient Populations
Adaptable	Can Utilize a Variety of Modifications

Arcturus Internal non-GMP mRNA Production Capabilities: Up to 30 g in Less Than One Week

Drug Substance (mRNA) Manufacturing

BUILDING INNOVATIVE RNA MEDICINES


RNA Yield
Yield [g/L]
6
5
4
3
2
1
0
0.5
2
8
10
12.5
12.5
12.5
Scale [g]


RNA Purity
Purity [%]
100
90
80
70
60
50
0.5
2
8
10
12.5
12.5
12.5
Scale [g]

Non-GMP Lots Produced at Arcturus

GMP Lots Produced at CMO as part of recent GMP campaign

Three 12.5 g lots produced in recent GMP campaign are of equivalent quality and yield

Drug Product (LUNAR® + mRNA) Manufacturing


Particle Size
Particle size (nm)
100.0
80.0
60.0
40.0
20.0
0.0
0.1
0.3
1.0
3.0
10.0
Batch Size (mRNA in grams)


%Encapsulated mRNA
%Encapsulated mRNA
100.0
80.0
60.0
40.0
20.0
0.0
0.1
0.3
1.0
3.0
10.0
Batch Size (mRNA in grams)

- Manufacturing of Drug Product Demonstrated up to Multigram Scale with Yields ≥ 85%
- GMP Batch of LUNAR®-OTC (ARCT-810) Drug Product Manufactured and Released

Board of Directors

BUILDING INNOVATIVE RNA MEDICINES



Peter Farrell, Ph.D.
Chairman of the Board
ResMed



Karah Parschauer, JD
Director of the Board
ultragenyx pharmaceutical



Edward W. Holmes, M.D.
Director of the Board
Sanford Consortium FOR REGENERATIVE MEDICINE



James Barlow, MA
Director of the Board
Allergan



Magda Marquet, Ph.D.
Director of the Board
ALTHEA



Joseph E. Payne, MSc
Director of the Board, President & CEO
MERCK



Andrew Sassine, MBA
Director of the Board, CFO
Fidelity INVESTMENTS



Emil D. Kakkis, M.D., Ph.D.
Board Advisor
ultragenyx pharmaceutical

Management Team



Joseph E. Payne, MSc
President & CEO

MERCK



Pad Chivukula, Ph.D.
CSO & COO

Nitto



Andrew Sassine, MBA
CFO

Fidelity INVESTMENTS



Steve Hughes, M.D.
Chief Development Officer

IONIS PHARMACEUTICALS



ARCTURUS therapeutics